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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                 _____________

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):

                                 July 18, 1996


                                 _____________


                        CASCADE NATURAL GAS CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                  Washington
                (STATE OR OTHER JURISDICTION OF INCORPORATION)

                                    1-7196
                             (COMMISSION FILE NO.)

                                  91-0599090
                       (IRS EMPLOYER IDENTIFICATION NO.)

          222 Fairview Avenue North
          Seattle, Washington                         98109
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)            (ZIP CODE)

              Registrant's telephone number, including area code:
                                (206) 624-3900




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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          This report on Form 8-K is being filed to include as exhibits an updated description of the registrant's common stock and related preferred stock purchase rights and the registrant's restated articles of incorporation and restated bylaws as recently amended.

          (a)   Financial Statements.

                None

          (b)   Pro Forma Financial Information.

                None

          (c)   Exhibits.

                The exhibits hereto are listed in the Exhibit Index which immediately precedes the exhibits.
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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  CASCADE NATURAL GAS CORPORATION
                                  (Registrant)


                                  By /s/J.D. Wessling
                                        J.D. Wessling
                                        Vice President-Finance,
                                        Chief Financial Officer

Dated:  July 18, 1996
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                                 EXHIBIT INDEX

No.             Description
- --              -----------
3.1 Restated Articles of Incorporation of Cascade Natural Gas Corporation as amended through March 28, 1996

3.2       Restated Bylaws of Cascade Natural Gas Corporation

99 Description of Common Stock and Related Preferred Stock Purchase Rights of Cascade Natural Gas Corporation
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